                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21328

                                   ----------

                             SMA Relationship Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                   Mark Kemper
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


SMA RELATIONSHIP TRUST

SERIES T
SERIES M

SEMI-ANNUAL REPORT
JUNE 30, 2004

SMA RELATIONSHIP TRUST -- SERIES T

August 15, 2004

DEAR SHAREHOLDER,

We present you with the semiannual report for Series T (the "Trust"), a series of SMA Relationship Trust, for the six months ended June 30, 2004.

PERFORMANCE

Over the six months ended June 30, 2004, the Trust returned 0.33%. During the same period, its benchmarks, the Lehman Brothers U.S. Credit Index and the Lehman Brothers MBS Fixed Rate Index, declined 0.27% and returned 0.77%, respectively. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. For more on the Trust's performance, see page 4.)

AN INTERVIEW WITH PORTFOLIO MANAGER JOSEPH PRATT

Q. CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT OVER THE PERIOD?

A. Despite increasing signs that economic recovery was taking hold, the Federal Reserve Board (the "Fed") maintained an accommodative monetary policy for much of the reporting period. It was not until after a particularly strong employment report in March that the Fed changed course, and began to lay the groundwork for higher rates. The first rate increase in four years finally came on June 30, 2004, when the Fed moved the federal funds rate from 1.00% to 1.25%. As part of its announcement, the Fed also indicated that it would consider larger and more frequent rate hikes, if needed, to ward off inflation.

Q. HOW DID THE CORPORATE AND MORTGAGE-BACKED SECTORS PERFORM OVER THE PERIOD?

A. Throughout the reporting period, positive economic news was offset by higher oil prices, inflation fears and rising interest rates. The net result was little movement in the corporate bond market over the six-month reporting period. Conversely, the rise in interest rates negatively affected the mortgage-backed bond market, causing it to underperform similar duration Treasury bonds. Mortgage-backed securities (MBS) have prepayment risk, which means that, as

[SIDENOTE]

SMA RELATIONSHIP TRUST SERIES T

INVESTMENT GOAL:

Maximum total return, consisting of income and capital appreciation.

PORTFOLIO MANAGERS:

Portfolio Management Team, including Joseph C. Pratt

UBS Global Asset Management (US) Inc.

COMMENCEMENT:

October 9, 2003

DIVIDEND PAYMENTS:

Monthly
   interest rates rise, the incentive for homeowners to "call" their bonds (that is, refinance) decreases, and the effective duration of any outstanding MBS increases as a function of the rise in interest rates. This duration extension makes mortgage-oriented portfolios more sensitive to rising interest rates.

Q. HOW DID YOU MANAGE THE TRUST IN THIS ENVIRONMENT?

A. Within the corporate marketplace, our research suggested that the market was factoring in a very optimistic scenario, which we felt was unlikely to unfold. As a result, we entered the reporting period with a relatively neutral market weighting and a slightly lower duration than the Indexes, a positioning that was intended to protect the portfolio from market volatility, and to allow us to take advantage of periods of market weakness. This strategy helped performance when corporate bonds underperformed other spread sectors, and when longer dated corporate bonds underperformed shorter dated ones.

   Within the mortgage-backed portion of the Trust, we favored higher coupon securities. As a result, the Trust was able to generate incremental income and, at the same time, maintain a shorter duration versus the Indexes, ultimately enhancing relative performance. Performance was also aided by strong individual issue selection within the mortgage market.

Q. HOW DO YOU ANTICIPATE STRUCTURING THE TRUST'S PORTFOLIO GOING FORWARD?

A. We will continue to focus the mortgage portion of the Trust on shorter duration, less prepayment-sensitive issues. These will generally be higher coupon bonds, or securities with specific structural features that limit prepayment variability. On the corporate side, we also have less duration than the benchmark, as the extra yield available over Treasuries that long-dated corporate bonds can presently offer is not much higher than what we can earn on short-dated (for example, five-year) issues.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Joseph A. Varnas

JOSEPH A. VARNAS
PRESIDENT
SMA Relationship Trust -- Series T
MANAGING DIRECTOR
UBS Global Asset Management (US) Inc.


/s/ Joseph C. Pratt

JOSEPH C. PRATT
PORTFOLIO MANAGEMENT TEAM MEMBER
SMA Relationship Trust -- Series T
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.


This letter is intended to assist shareholders in understanding how the Trust performed during the six months ended June 30, 2004, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Trust. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. A prospectus contains more complete information regarding investment objectives, risks, charges and expenses, and should be read carefully before investing.

PERFORMANCE AT A GLANCE

CUMULATIVE RETURNS FOR PERIOD ENDED 6/30/04

                                                                    CUMULATIVE
                                                        6 MONTHS     10/9/03*
                                                          ENDED         TO
                                                         6/30/04      6/30/04
   ---------------------------------------------------------------------------
   SMA Relationship Trust -- Series T                        0.33%      1.83%
   Lehman Brothers U.S. Credit Index                        -0.27       1.94
   Lehman Brothers MBS Fixed Rate Index                      0.77       2.40

*  Performance inception date of SMA Relationship Trust -- Series T.
   All total returns less than 1 year are cumulative returns.
   Total return does not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemptions of Trust shares.

   Past performance is not an indication of future results.

SMA RELATIONSHIP TRUST -- SERIES M

August 15, 2004

DEAR SHAREHOLDER,

We present you with the semiannual report for Series M (the "Trust"), a series of SMA Relationship Trust, for the six-month period ended June 30, 2004.

PERFORMANCE

Over the six months ended June 30, 2004, the Trust, declined 0.28%, compared with a decline of 0.68% for its benchmark, the Lehman Brothers Municipal Bond Index. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. For more on the Trust's performance, see page 8.)

AN INTERVIEW WITH THE PORTFOLIO MANAGERS

Q. CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT OVER THE PERIOD?

A. Despite increasing signs that economic recovery was taking hold, the Federal Reserve Board (the "Fed") maintained an accommodative monetary policy for much of the reporting period. It was not until after a particularly strong employment report in March that the Fed changed course, and began to lay the groundwork for higher rates. The first rate increase in four years finally came on June 30, 2004, when the Fed moved the federal funds rate from 1.00% to 1.25%. As part of its announcement, the Fed also indicated that it would consider larger and more frequent rate hikes, if needed, to ward off inflation.

Q. HOW DID YOU MANAGE THE TRUST OVER THE PERIOD?

A. Given the overall economic expansion and our belief that interest rates would be rising, we continued to maintain a shorter duration than the benchmark throughout the reporting period. This was detrimental to results in the first quarter of 2004, as yields declined due to less than expected new job growth. However, our increased exposure to the 19- to 26-year portion of the yield curve, which outperformed shorter duration securities, was beneficial to performance. In the second quarter of 2004, our duration strategy enhanced re-

[SIDENOTE]

SMA RELATIONSHIP TRUST SERIES M

INVESTMENT GOAL:

Total return consisting of capital appreciation and current income exempt from federal income tax.

PORTFOLIO MANAGERS:

Portfolio Management Team, including Elbridge T. Gerry and Andrew Clinton

UBS Global Asset Management (US) Inc.

COMMENCEMENT:

October 8, 2003

DIVIDEND PAYMENTS:

Monthly
   sults, given the rising interest rate environment. From a yield curve perspective, our underweight position in one- to five-year maturities was helpful as this was the poorest performing area. Our position in the 12- to 15-year range of the curve helped relative performance as well, as this was the best performing area of the curve.

   As the reporting period progressed we adjusted our strategy related to general obligation bonds. We had previously underweighted this sector, as the fortunes of these bonds are tied to tax revenues. However, given the strengthening economy, many states reduced their budget deficits through larger-than-expected tax revenues. We believe this trend is likely to continue going forward. As such, we selectively added a number of general obligation securities to the portfolios, including those of California and New York City. We also took the opportunity to purchase several California tax-exempt bonds. The state issued a record $5 billion in municipal securities over the period to help shore up its budget deficit. This huge influx of supply put an enormous strain on the market, and caused the California exempt market, in particular, to underperform. We viewed this as an opportunity given the potential for the state's economy to improve in the coming years, and purchased these bonds on weakness.

   We have also seen a number of positive trends in the airport sector. The airline industry itself remains weak, yet the need for airfreight and transportation continues to rise. In addition, start-up and budget airlines continue to gain market share from the major airline carriers, many of which are in precarious financial straits. Overall, this is beneficial, as the airport sector itself is not as tied to the fortunes of any particular carrier. Additionally, while we remain negative on the overall healthcare sector as a result of declining government reimbursements, we identified several turnaround situations that we believe are attractive.

Q. HOW DO YOU ANTICIPATE STRUCTURING THE TRUST'S PORTFOLIO GOING FORWARD?

A. Looking ahead, we will retain our short duration, as we believe the Federal Reserve Boards 25-basis point short-term rates increase at the end of June could be the beginning of a series of rate hikes. In fact, after period end, the Fed announced another 25 basis point hike at its August meeting. Having said that, we do not believe inflation is out of control. However, slightly higher rates would be consistent with the Fed's policy of acting preemptively to avoid a dramatic increase in either interest rates or inflation in the future. We anticipate maintaining our strategy of overweighting California tax-exempt bonds given their attractiveness. We will also continue to look for opportunities in the California and New York City general obligation bond sectors. As always, we remain diligent in our quest to identify securities that offer meaningful upside potential with limited risk.

We thank you for your continued support and welcome any comments or questions you may have.

 Sincerely,


/s/ Joseph A. Varnas


JOSEPH A. VARNAS
PRESIDENT
SMA Relationship Trust -- Series M
MANAGING DIRECTOR
UBS Global Asset Management (US) Inc.


/s/ Elbridge T. Gerry


ELBRIDGE T. GERRY
PORTFOLIO MANAGEMENT TEAM MEMBER
SMA Relationship Trust -- Series M
MANAGING DIRECTOR
UBS Global Asset Management (US) Inc.


/s/ Andrew I. Clinton


ANDREW I. CLINTON
PORTFOLIO MANAGEMENT TEAM MEMBER
SMA Relationship Trust -- Series M
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.


This letter is intended to assist shareholders in understanding how the Trust performed during the six months ended June 30, 2004, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Trust. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. A prospectus contains more complete information regarding investment objectives, risks, charges and expenses, and should be read carefully before investing.

PERFORMANCE AT A GLANCE

CUMULATIVE RETURNS FOR PERIOD ENDED 6/30/04

                                                                CUMULATIVE
                                                    6 MONTHS     10/8/03*
                                                      ENDED        TO
                                                     6/30/04     6/30/04
   ------------------------------------------------------------------------
   SMA Relationship Trust -- Series M                 -0.28%       1.55%
   Lehman Brothers Municipal Bond Index               -0.68        1.61

*  Performance inception date of SMA Relationship Trust -- Series M.
   All total returns less than 1 year are cumulative returns.
   Total return does not reflect the deduction of taxes that a shareholder would pay on Trust redemptions of Trust shares.

   Past performance is not an indication of future results.

SMA RELATIONSHIP TRUST--SERIES T

Schedule of Investments -- June 30, 2004 (unaudited)

                                                      SHARES        VALUE
-----------------------------------------------------------------------------
INVESTMENT COMPANY--98.95%

UBS Corporate Bond Relationship Fund                 6,495,109  $  66,873,646
UBS U.S. Securitized Mortgage Relationship Fund      9,265,635    105,707,923
Total Investment Companies
   (Cost $172,558,458)                                            172,581,569
Total Investments--98.95% (Cost $172,558,458)                     172,581,569
Cash and other assets, less liabilities--1.05%                      1,830,672
-----------------------------------------------------------------------------
Net Assets--100.00%                                             $ 174,412,241
-----------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $172,558,458; and net unrealized appreciation consisted of:

              Gross unrealized appreciation        $ 475,606
              Gross unrealized depreciation         (452,495)
                                                   ---------
               Net unrealized appreciation         $  23,111
                                                   =========

%  Represents a percentage of net assets.

                 See accompanying notes to financial statements

SMA RELATIONSHIP TRUST--SERIES M

Schedule of Investments -- June 30, 2004 (unaudited)

                                                                              FACE
                                                                             AMOUNT            VALUE
--------------------------------------------------------------------------------------------------------
MUNICIPAL NOTES AND BONDS--97.11%

ALABAMA--0.91%

Alabama State Public School & College Authority
   Revenue Bonds, 5.00%, 02/01/12                                        $      425,000   $      460,364
--------------------------------------------------------------------------------------------------------

ARKANSAS--2.46%

Valdez Marine Term Revenue Bonds, 1.10%, 07/01/37(a)                          1,250,000        1,250,000
--------------------------------------------------------------------------------------------------------

CALIFORNIA--22.38%

California State Department of Water Resources
   Power Supply Revenue Bonds, 5.50%, 05/01/12                                  500,000          549,290
California State Department of Water Resources
   Power Supply Revenue Bonds, 5.50%, 05/01/14                                1,240,000        1,364,905
California Statewide Communities Development Authority
   Revenue Bonds, 2.63%, 04/01/34(a)                                            825,000          793,444
Los Angeles County Public Works Finance Authority
   Revenue Bonds, 5.00%, 03/01/12                                               695,000          752,066
Los Angeles Water & Power Revenue Bonds,
   5.25%, 07/01/13                                                            2,000,000        2,170,900
Sacramento Municipal Utility District Electric
   Revenue Bonds, 5.00%, 08/15/18                                             1,000,000        1,038,550
State of California Economic Recovery General
   Obligation Bonds, 5.00%, 07/01/12                                          2,150,000        2,335,868
Walnut Energy Center Authority Revenue Bonds,
   5.00%, 01/01/18                                                            2,275,000        2,355,058
--------------------------------------------------------------------------------------------------------
                                                                                              11,360,081
--------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA--2.06%

District of Columbia, George Washington University
   Revenue Bonds, 5.00%, 06/01/16                                             1,000,000        1,043,830
--------------------------------------------------------------------------------------------------------

FLORIDA--4.05%

Broward County Parks & Land Preservation Project General
   Obligation Bonds, 5.00%, 01/01/22                                          1,000,000        1,019,710
Florida State Board of Education Public Education General
   Obligation Bonds, 5.13%, 06/01/19(a)                                       1,000,000        1,036,460
--------------------------------------------------------------------------------------------------------
                                                                                               2,056,170
--------------------------------------------------------------------------------------------------------

                                                                              FACE
                                                                             AMOUNT            VALUE
--------------------------------------------------------------------------------------------------------
MUNICIPAL NOTES AND BONDS--(CONTINUED)

GEORGIA--2.53%

De Kalb County Water & Sewer Revenue Bonds,
   5.00%, 10/01/19                                                       $      175,000   $      181,015
Georgia State General Obligation Bonds, 5.25%, 04/01/11                       1,000,000        1,103,750
--------------------------------------------------------------------------------------------------------
                                                                                               1,284,765
--------------------------------------------------------------------------------------------------------

KENTUCKY--4.14%

Kentucky Economic Development Finance Authority Hospital
   Facilities Revenue Bonds, 1.10%, 08/15/31(a)                               2,100,000        2,100,000
--------------------------------------------------------------------------------------------------------

MASSACHUSETTS--6.99%

Massachusetts State General Obligation Bonds, 6.00%, 02/01/15                 1,025,000        1,161,294
Massachusetts State Health Educational Facilities Authority
   Revenue Bonds, 5.00%, 07/01/23                                             2,300,000        2,389,033
--------------------------------------------------------------------------------------------------------
                                                                                               3,550,327
--------------------------------------------------------------------------------------------------------

MICHIGAN--0.82%

Michigan State Strategic Fund Limited Obligation Revenue
   Bonds, 7.10%, 02/01/06                                                       390,000          414,149
--------------------------------------------------------------------------------------------------------

MISSOURI--0.20%

Missouri State Health & Educational Facilities Authority
   Revenue Bonds, 1.10%, 09/01/30(a)                                            100,000          100,000
--------------------------------------------------------------------------------------------------------

NEBRASKA--4.33%

Lancaster County Hospital Authority Health Facilities
   Revenue Bonds, 1.10%, 07/01/30(a)                                          2,200,000        2,200,000
--------------------------------------------------------------------------------------------------------

NEW JERSEY--1.76%

New Jersey State Turnpike Authority Revenue Bonds,
   6.50%, 01/01/16                                                              760,000          895,523
--------------------------------------------------------------------------------------------------------

NEW MEXICO--6.59%

Albuquerque General Obligation Bonds,
   5.00%, 07/01/10                                                            1,000,000        1,065,190
New Mexico State Finance Authority Revenue Bonds,
   5.25%, 06/15/20                                                            2,160,000        2,281,716
--------------------------------------------------------------------------------------------------------
                                                                                               3,346,906
--------------------------------------------------------------------------------------------------------

                                                                              FACE
                                                                             AMOUNT            VALUE
--------------------------------------------------------------------------------------------------------
MUNICIPAL NOTES AND BONDS--(CONTINUED)

NEW YORK--5.18%

New York State Dormitory Authority Revenue Bonds,
   5.25%, 02/15/15                                                       $    1,000,000   $    1,066,870
New York State Enviornmental Facilities Corp. Revenue Bonds,
   5.00%, 07/15/20                                                              650,000          666,861
New York General Obligation Bonds, 5.00%, 08/01/13                              635,000          669,925
Triborough Bridge & Tunnel Authority, Revenue Bonds,
   6.00%, 01/01/12                                                              200,000          226,666
--------------------------------------------------------------------------------------------------------
                                                                                               2,630,322
--------------------------------------------------------------------------------------------------------

NORTH CAROLINA--3.84%

North Carolina Eastern Municipal Power Agency Power System
   Revenue Bonds, 6.40%, 01/01/21                                             1,000,000        1,195,500
University of North Carolina Revenue Bonds, 5.00%, 12/01/18                     725,000          754,819
--------------------------------------------------------------------------------------------------------
                                                                                               1,950,319
--------------------------------------------------------------------------------------------------------

OKLAHOMA--3.74%

Tulsa County Industrial Authority Revenue Bonds,
   1.10%, 07/01/32(a)                                                         1,900,000        1,900,000
--------------------------------------------------------------------------------------------------------

PUERTO RICO--6.60%

Commonwealth of Puerto Rico General Obligation Bonds,
   5.00%, 07/01/18                                                            1,750,000        1,850,275
Commonwealth of Puerto Rico General Obligation Bonds,
   5.00%, 07/01/30                                                              190,000          198,924
Puerto Rico Housing Finance Authority Revenue Bonds,
   5.00%, 12/01/20                                                            1,010,000        1,028,958
Puerto Rico Public Finance Corp. Revenue Bonds,
   5.75%, 08/01/27(a)                                                           250,000          273,228
--------------------------------------------------------------------------------------------------------
                                                                                               3,351,385
--------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--2.09%

Grand Strand Water & Sewer Authority Revenue Bonds,
   5.25%, 06/01/18                                                            1,000,000        1,058,840
--------------------------------------------------------------------------------------------------------

                                                                              FACE
                                                                             AMOUNT            VALUE
--------------------------------------------------------------------------------------------------------
MUNICIPAL NOTES AND BONDS--(CONTINUED)

TENNESSEE--0.01%

Clarksville Public Building Authority Revenue Bonds,
   1.10%, 01/01/33(a)                                                    $        5,000   $        5,000
--------------------------------------------------------------------------------------------------------

TEXAS--8.92%

Cypress-Fairbanks Independent School District General
   Obligation Bonds, 5.25%, 02/15/09                                            180,000          195,700
Irving Independent School District General Obligation Bonds,
   3.41%, 02/15/12(a)                                                           550,000          397,331
San Antonio Electric & Gas Revenue Bonds, 5.00%, 02/01/12                       450,000          485,284
San Antonio Electric & Gas Revenue Bonds, 5.25%, 02/01/11                       400,000          437,400
San Antonio Electric & Gas Revenue Bonds, 5.80%, 02/01/06                     1,400,000        1,460,578
Southwest Higher Educational Authority Revenue Bonds,
   1.10%, 07/01/15(a)                                                         1,550,000        1,550,000
--------------------------------------------------------------------------------------------------------
                                                                                               4,526,293
--------------------------------------------------------------------------------------------------------

UTAH--1.32%

Davis County School District General Obligation Bonds,
   5.50%, 06/01/12                                                              600,000          670,914
--------------------------------------------------------------------------------------------------------

VIRGINIA--1.95%

Virginia State Public School Authority Revenue Bonds,
   5.25%, 02/01/12                                                              900,000          991,512
--------------------------------------------------------------------------------------------------------

WASHINGTON--4.24%

Energy NorthWest Electric Revenue Bonds,
   5.25%, 07/01/08                                                            2,000,000        2,155,240
--------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $49,892,276)                                                      49,301,940
--------------------------------------------------------------------------------------------------------

                                                                              SHARES
--------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES--0.18%

JP Morgan Tax Free Money Market Fund, yield of 0.85%
   (Cost $89,934)                                                                89,934           89,934
--------------------------------------------------------------------------------------------------------
Total Investments--97.29%
   (Cost $49,982,210)                                                                         49,391,874
--------------------------------------------------------------------------------------------------------
Cash and other assets, less liabilities--2.71%                                                 1,375,846
--------------------------------------------------------------------------------------------------------
Net Assets--100%                                                                          $   50,767,720
--------------------------------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $49,982,210; and net unrealized depreciation consisted of:

              Gross unrealized appreciation       $   107,222
              Gross unrealized depreciation          (697,558)
                                                  -----------
               Net unrealized depreciation        $  (590,336)
                                                  ===========

(a) Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of June 30, 2004.

%   Represents a percentage of net assets.

                 See accompanying notes to financial statements

SMA RELATIONSHIP TRUST

Statements of Assets and Liabilities -- June 30, 2004 (unaudited)

                                                                        SERIES T          SERIES M
------------------------------------------------------------------------------------------------------
ASSETS:

Unaffiliated investments in securities, at value
  (Cost $0 and $49,982,210)                                         $            --    $    49,391,874
Affiliated investments, at value
  (Cost $172,558,458 and $0)                                            172,581,569                 --
Cash                                                                        848,570                 --

RECEIVABLES:

Due from advisor                                                              6,588              3,912
Interest                                                                         --            590,719
Fund shares sold                                                          3,876,825            848,977
------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                            177,313,552         50,835,482
------------------------------------------------------------------------------------------------------

LIABILITIES:

PAYABLES FOR:

Investment securities purchased                                           2,601,000                 --
Fund shares redeemed                                                        300,311             11,078
Due to custodian bank                                                            --             56,684
------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                         2,901,311             67,762
------------------------------------------------------------------------------------------------------
NET ASSETS                                                          $   174,412,241    $    50,767,720
Shares outstanding                                                       17,556,721          5,084,266
------------------------------------------------------------------------------------------------------
Net asset value                                                     $          9.93    $          9.99
------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

Paid in Capital                                                     $   176,608,046    $    51,520,823
Accumulated undistributed
  net investment income                                                  (2,139,247)            36,427
Accumulated net realized
  loss from investment transactions                                         (79,669)          (199,194)
Net unrealized appreciation (depreciation) of investments                    23,111           (590,336)
------------------------------------------------------------------------------------------------------
Net assets                                                          $   174,412,241    $    50,767,720
------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

Statement of Operations

For the period ended June 30, 2004 (unaudited)

                                                                SERIES T                 SERIES M
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                      $         --             $    568,900
---------------------------------------------------------------------------------------------------
Total Income                                                            --                  568,900
---------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
Advisory fee                                                       141,027                   55,241
---------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                           141,027                   55,241
---------------------------------------------------------------------------------------------------
Expenses waived by advisor                                        (141,027)                 (55,241)
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   --                  568,900
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                            779                 (202,533)
Change in net unrealized appreciation/(depreciation) on:
Investments                                                       (367,229)                (767,251)
Net realized and unrealized loss from investment activities       (366,450)                (969,784)
---------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
  from operations                                             $   (366,450)            $   (400,884)
---------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

Statements of Changes in Net Assets

                                                   FOR THE SIX MONTHS ENDED            FOR THE PERIOD ENDED
                                                   JUNE 30, 2004 (UNAUDITED)            DECEMBER 31, 2003
                                                -------------------------------   ------------------------------
                                                  SERIES T          SERIES M        SERIES T*       SERIES M**
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                           $          --    $     568,900    $          --    $      67,076
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from
  investment transactions                                 779         (202,533)           1,434            3,339
Change in net unrealized
  appreciation/(depreciation)
  of investments                                     (367,229)        (767,251)         390,340          176,915
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting
  from operations                                    (366,450)        (400,884)         391,774          247,330
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income                              (2,183,793)        (544,921)        (204,111)         (54,628)
CAPITAL SHARE TRANSACTIONS:
Shares sold                                       142,093,519       37,914,726       44,658,193       18,523,541
Shares redeemed                                    (8,750,826)      (7,942,243)      (1,226,065)      (1,975,201)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets
  resulting from capital
  share transactions                              133,342,693       29,972,483       43,432,128       16,548,340
----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                            130,792,450       29,026,678       43,619,791       16,741,042
Net assets, beginning of period                    43,619,791       21,741,042               --        5,000,000+
----------------------------------------------------------------------------------------------------------------
Net assets, end of period                       $ 174,412,241    $  50,767,720    $  43,619,791    $  21,741,042
----------------------------------------------------------------------------------------------------------------
Net assets include undistributed
  net investment income (loss)                  $  (2,139,247)   $      36,427    $      44,546    $      12,448
----------------------------------------------------------------------------------------------------------------

  * For the period October 9, 2003 (commencement of operations) through December 31, 2003.
 ** For the period October 8, 2003 (commencement of operations) through
    December 31, 2003.
  + Reflects the value of the Advisor's initial seed money investment on October 9, 2003.

                 See accompanying notes to financial statements

SMA RELATIONSHIP TRUST--SERIES T

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                FOR THE
                                                             SIX MONTHS ENDED        FOR THE
                                                              JUNE 30, 2004        PERIOD ENDED
                                                               (UNAUDITED)       DECEMBER 31, 2003*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $      10.09             $      10.00
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                   --                       --
Net realized and unrealized gain on
  investment transactions                                             0.04                     0.15
---------------------------------------------------------------------------------------------------
Total income from investment operations                               0.04                     0.15
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net investment income                             (0.20)                   (0.06)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                $       9.93             $      10.09
---------------------------------------------------------------------------------------------------
Total return+                                                         0.33%                    1.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)                           $    174,412             $     43,620
Ratio of expenses to average net assets:
Before expense reimbursement and waivers                              0.25%**                  0.25%**
After expense reimbursement and waivers                               0.00%**                  0.00%**
Ratio of net investment income to
  average net assets:
Before expense reimbursement and waivers                             (0.25)%**                (0.25)%**
After expense reimbursement and waivers                               0.00%**                  0.00%**
Portfolio turnover rate                                                  0%                       1%
---------------------------------------------------------------------------------------------------

  * For the period October 9, 2003 (commencement of operations) through December 31, 2003.
 ** Annualized
  + Total returns are non-annualized.

                 See accompanying notes to financial statements

SMA RELATIONSHIP TRUST--SERIES M

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                FOR THE
                                                            SIX MONTHS ENDED            FOR THE
                                                             JUNE 30, 2004            PERIOD ENDED
                                                               (UNAUDITED)         DECEMBER 31, 2003**
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $      10.15                $      10.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                 0.42++                      0.05++
Net realized and unrealized gain (loss) on
  investment transactions                                            (0.45)                       0.13
------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                       (0.03)                       0.18
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net investment income                             (0.13)                      (0.03)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $       9.99                $      10.15
------------------------------------------------------------------------------------------------------
Total return+                                                        (0.28)%                      1.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)                           $     50,768                $     21,741
Ratio of expenses to average net assets:
Before expense reimbursement and waivers                              0.28%**                     0.25%**
After expense reimbursement and waivers                               0.00%**                     0.00%**
Ratio of net investment income to
  average net assets:
Before expense reimbursement and waivers                              2.85%**                     2.07%**
After expense reimbursement and waivers                               3.13%**                     2.32%**
Portfolio turnover rate                                                125%                         85%
------------------------------------------------------------------------------------------------------

  * For the period October 8, 2003 (commencement of operations) through December 31, 2003.
 ** Annualized.
  + Total returns are non-annualized.
 ++ The net investment income per share data was determined by using average shares outstanding throughout the period.

                 See accompanying notes to financial statements

SMA RELATIONSHIP TRUST

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

SMA Relationship Trust (the "Trust") is an open end, investment company registered under the Investment Company Act of 1940, as amended. The Trust has two separate investment portfolios available for investment, each having its own investment objectives and policies: Series T and Series M (the "Funds"). Series M investment objective is to seek total return, consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in affiliated investment companies.

In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

a) VALUATION OF INVESTMENTS--The Funds calculate their net asset value based on the current market value, where available, for their portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources and broker dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees (the "Board"). Investments in affiliated investment companies are valued at the daily closing net asset value of the respective fund. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

b) INVESTMENT TRANSACTIONS, AND INVESTMENT INCOME--Investment transactions are recorded on the trade date basis. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis.

c) DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

d) CONCENTRATION OF RISK--The ability of the issuers of debt securities held by Series M to meet their obligations may be affected by economic and political developments particular to a specific state or region.

e) FEDERAL INCOME TAXES--The policy of each Fund is to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no provision for federal income taxes is required.

2. INVESTMENT ADVISORY FEES AND ADMINSTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global Asset Management (US) Inc. ("UBS Global AM" or "Advisor") under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM. However, for financial reporting purposes only, the Funds' statements of operations will reflect an imputed unitary fee for investment advisory and administration services provided by UBS Global AM, currently estimated at 0.25% of average net assets per annum, of which all was waived.

UBS Global AM (not the Funds) pays the operating expenses of the Fund. The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. These investments represented 98.95% of Series T's total net assets. Amounts relating to these investments at June 30, 2004 are summarized as follows:

                         SMA RELATIONSHIP TRUST SERIES T

                                                               CHANGE
                                                               IN NET
                                                    NET      UNREALIZED
                                        SALES     REALIZED  APPRECIATION/
AFFILIATES               PURCHASES     PROCEEDS     GAIN    (DEPRECIATION)    VALUE
----------------------------------------------------------------------------------------
UBS Corporate
   Bond Relationship
   Fund                $  51,380,000  $     --    $    --    $  (663,961)  $  66,873,646

UBS U.S. Securitized
   Mortgage
   Relationship Fund      79,901,000    66,000        779        296,733     105,707,923

The Funds had not incurred brokerage commissions with affiliated broker dealers at June 30, 2004.

3. INVESTMENT TRANSACTIONS

Investment transactions at June 30, 2004 excluding long-term U.S. government securities and short-term investments, were as follows:

                                                                      SALES
FUND                                               PURCHASES        PROCEEDS
-------------------------------------------------------------------------------
SMA Relationship Trust Series T                 $  131,281,000   $       66,000
SMA Relationship Trust Series M                     74,898,792       48,778,310

4. SHARES OF BENEFICAL INTEREST

For the six months ended June 30, 2004, transactions in shares of beneficial interest for each of the Funds were as follows:

                                                                 NET INCREASE
                                                    SHARES         IN SHARES
                                 SHARES SOLD     REPURCHASED      OUTSTANDING
------------------------------------------------------------------------------
Series T                        $  14,103,840   $    (870,560)   $  13,233,280
Series M                            3,722,023        (779,647)       2,942,376

For the period ended December 31, 2003, transactions in shares of beneficial interest for each of the Fund's were as follows:

                                                                 NET INCREASE
                                                   SHARES          IN SHARES
                                 SHARES SOLD     REPURCHASED      OUTSTANDING
------------------------------------------------------------------------------
Series T*                       $   4,445,260   $    (121,819)   $   4,323,441
Series M**                          2,337,779++      (195,889)       2,141,890

 * For the period October 9, 2003 (commencement of operations) through December 31, 2003.
** For the period October 8, 2003 (commencement of operations) through December 31, 2003.
++ Series M sold 500,000 shares at a value of $5,000,000 to the Advisor upon seeding Series M.

SMA RELATIONSHIP TRUST

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's' proxy voting policies and procedures, without charge, upon request by contacting the Funds directly at 1-800-800-647-1568 or online on the Fund's' Web site www.ubs.com/ubsglobalam-proxy.

                      (This page intentionally left blank)

                                                                    Presorted
[UBS LOGO]                                                          Standard
                                                                   US Postage
                                                                      PAID
   UBS GLOBAL ASSET MANAGEMENT (US) INC.                          Smithtown, NY
   51 West 52nd Street                                              Permit 700
   New York, New York 10019

ITEM 2. CODE OF ETHICS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENT

Not applicable to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED - END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

    (a) The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter
        E. Auch, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

    (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

    (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is attached hereto as Exhibit EX-99.CODE ETH.

    (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

    (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  September 7, 2004
       -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Jospeh A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  September 7, 2004
       -----------------

By:    /s/ Joseph T. Malone
       --------------------
       Joseph T. Malone
       Treasurer & Principal Accounting Officer

Date:  September 7, 2004
       -----------------